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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21120

Conestoga Funds
(Exact name of registrant as specified in charter)

550 E. Swedesford Road, Suite 120 Wayne, PA	19087
(Address of principal executive offices)	(Zip code)

Conestoga Capital Advisors 550 E. Swedesford Road, Suite 120 Wayne, PA 19087
(Name and address of agent for service)

With Copy To:
Josh Deringer, Esq.
Drinker Biddle
One Logan Square, Suite 2000
Philadelphia, PA 19103

Registrant's telephone number, including area code:	(800) 320-7790

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2017

Form N-CSR is to be used by management in vestment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles. A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.

A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Conestoga Funds

SMALL CAP FUND
SMID CAP FUND

M a n a g e d B y

ANNUAL REPORT

September 30, 2017

CONESTOGA FUNDS CHAIRMAN’S LETTER

November 22, 2017

Dear Fellow Shareholders of the Conestoga Funds,

The Conestoga Funds celebrated their 15-year anniversary from the inception of the Conestoga Small Cap Fund in October 2002. On behalf of the Funds’ Board and Conestoga Capital Advisors, thank you for the trust and confidence you have placed in the Funds. We are pleased to present the Conestoga Funds Annual Report.

Global equity markets have generally experienced strong positive returns over the Funds’ fiscal year. The strength in U.S. equities in 2017 has been underpinned by the continued economic expansion, as well as corporate earnings growth which has been stronger-than-expected and broadly distributed across economic sectors. More importantly, positive equity returns and healthy economic growth are not specific to the U.S. The Federal Reserve and other central banks have kept monetary policy accommodative and we have witnessed a global synchronized recovery since 2016. This has produced higher nominal GDP and only tempered inflation expectations, which in turn has driven higher corporate earnings. As an example, European company earnings are poised for growth this year for the first time in over five years.

Both the Conestoga Small Cap Fund and the Conestoga SMid Cap Fund have performed well over the fiscal year, outperforming their respective benchmarks for the 12-month reporting period ended September 30, 2017. While pleased with this short-term success, as long-term investors we are more focused on the Funds’ results over market cycles. I am happy to report that the Conestoga Small Cap Fund has outperformed its benchmarks over the trailing three-, five-, and ten-year periods, as well since its inception in 2002. The SMid Cap Fund has outperformed its benchmark over the trailing three years, while still behind its benchmark since its inception in early 2014.

Both the Small Cap Fund and SMid Cap Fund have experienced net inflows, which coupled with positive returns, has raised the net assets of both funds to their respective all-time highs. Please see the Manager’s Letter for a complete review of the drivers of performance and a discussion of growing assets under management.

As fellow investors, we appreciate your continued investment in the Funds. With every good wish, sincerely,

Wm. C. Martindale Jr.
Chairman and Chief Executive Officer
The Conestoga Funds

CONESTOGA FUNDS MANAGER’S LETTER

November 22, 2017

Dear Fellow Shareholders,

U.S. equity markets continued their steady march higher over the last year with many of the major indices reaching all-time highs. The Funds’ fiscal year began with a post-election rally fueled by expectations of expanded pro-growth fiscal policies, lower taxes and regulations, and higher interest rates. Economic indicators continued to show a U.S. economy that was growing modestly, with steady job growth, and improving consumer sentiment. The Federal Reserve raised interest rates in December 2016, citing the strength and improving outlook for the U.S. economy.

Equity markets continued their impressive run into the summer months as they received continued support from stronger-than-expected earnings and economic reports that showed modest growth and low inflation. The Federal Reserve raised short-term rates by 25 basis points in both March and June 2017, and provided guidance for incremental tightening of credit levels and the eventual unwinding of their quantitative easing policies of the past ten years. As the Funds’ fiscal year came to a close, resurgent expectations that U.S. economic growth would be further advanced by pro-growth fiscal policies helped boost the major U.S. equity indices to all-time highs.

While there have been some ups and downs along the way, the bull market that began in March 2009 has remained on track. The current economic expansion is the third longest on record, and follows the longest recession since World War II. However, while the current bull market has produced an impressive lifespan, several shorter-lived bull markets have delivered larger total returns. The duration of the bull market, coupled with absolute valuations that are above long-term averages, has caused some speculation on the prospects for U.S. equities. While it is true that U.S. equity price-to-earnings (PE) ratios are above their long-term averages, valuations relative to other opportunities may still favor stocks. In our opinion, bonds and cash do not appear to provide compelling potential returns relative to U.S. equities.

As managers and fellow shareholders of the Conestoga Small Cap Fund and Conestoga SMid Cap Fund, we were pleased to see the Funds provide meaningful returns above the benchmark indices over the last year. Given our high quality conservative growth approach, we expect the strategy to protect capital during periods of market uncertainty and higher volatility. Returns for both Funds for the periods through September 30, 2017 are below:

	3Q 2017	YTD 2017	1 Year	3 Years*	5 Years*	10 Years*	Since Inception* (10-1-02)
Conestoga Small Cap Fund (Investors Class)	9.76%	23.98%	30.16%	18.78%	16.15%	10.60%	12.35%
Russell 2000 Index	5.67%	10.94%	20.74%	12.18%	13.79%	7.85%	11.25%
Russell 2000 Growth Index	6.22%	16.81%	20.98%	12.17%	14.28%	8.47%	11.68%

	3Q 2017	YTD 2017	1 Year	3 Years*	Since Inception* (1-21-14)
Conestoga SMid Cap Fund (Investors Class)	6.90%	25.47%	27.87%	13.34%	6.71%
Russell 2500 Index	4.74%	11.00%	17.79%	10.60%	8.38%
Russell 2500 Growth Index	5.78%	17.03%	20.07%	11.27%	8.56%

*	Note – All periods longer than one-year are annualized

SMALL CAP FUND PERFORMANCE REVIEW
The Conestoga Small Cap Fund (Investors Class Shares) outperformed the Russell 2000 Growth Index (30.16% net of fees vs. 20.98%) and the Russell 2000 Index (30.16% net of fees vs. 20.74%) for the one year ended September 30, 2017, with most of the outperformance driven by stock selection effects. From a sector perspective, Consumer Discretionary, Health Care and Producer Durables were the largest contributors to performance while Technology detracted slightly from relative results.

Relative performance in the Consumer Discretionary sector was aided by strong stock selection and allocation effects. Positions in Stamps.com, Inc. (STMP), Grand Canyon Education, Inc. (LOPE) and Fox Factory Holding Corp. (FOXF) were the largest positive contributors. STMP is the leading provider of internet-based mailing and shipping solutions. The company reported its 12th consecutive material earnings per share (EPS) beat in the second quarter of 2017, while also raising full year earnings guidance by 7%. The stock advanced over 100% during the period. LOPE, a leading for-profit university offering both online and campus-based degree programs, saw continued share appreciation as newly elected President Trump follows through with promises to roll back regulations across most industries. FOXF designs, manufacturers and markets premium suspension products for the high-end Mountain Bike segment ($3,000 and above) and the Powered Vehicle segment (motorcycles, Side by Sides, 4X4 trucks). The stock has performed well due to an acceleration of top line growth, driven in part by new program wins (Ford Raptor). Lack of exposure to the poorly performing restaurants industry also provided a tailwind for returns.

Within Health Care, stock selection was the largest contributor to relative returns. High conviction positions in Align Technology, Inc. (ALGN), and Neogen Corp. (NEOG) added significantly to outperformance. ALGN, the manufacturer of Invisalign clear aligners, continues to execute very well on its business plan. They have delivered significant upside to case volumes, revenue, and EPS. The company continues to support revenue and earnings growth through an R&D effort that has broadened the product lineup so that it now addresses more complex teeth straightening challenges. NEOG reported a solid quarter in late December. The company reported revenue and earnings growth of 17% (9% organic) and 26.9% respectively. The quarter also showed an improved operating margin which is a metric that investors have paid close attention to recently.

In Producer Durables, strong performance was driven by stock selection with holdings in Sun Hydraulics Corp. (SNHY), and Rollins, Inc. (ROL) providing the biggest benefits. SNHY signaled a major strategic shift in early November 2016 with the announcement of their first major acquisition by purchasing Enovation Controls, a provider of electronic control, display and instrumentation controls. SNHY announced the deal would be accretive to 2017 GAAP earnings per share by at least 10%. ROL, a premier global consumer and commercial services company, continues to execute well on its business plans with sales and earnings exceeding expectations.

The Technology sector proved challenging over the last year. A few names produced negative stock selection effects including SPS Commerce, Inc. (SPSC) and NIC, Inc. (EGOV). SPSC, a cloud-based software solution within supply chain management for retailers, experienced weakness during the period. The company is being affected by weakness at several retailers as they struggle with their transition to an omni-channel selling platform. EGOV under-performed after giving softer than expected guidance for 2017 and on concern that their largest customer, the State of Texas, may restructure their relationship with EGOV. The softer guide was the result of several spending initiatives relating to a new win with the State of Illinois, as well as several potentially large long-term opportunities that require some initial investments.

Sectors allocations detracted modestly from relative returns, with the portfolio’s slight overweighting to the Energy sector having the most negative effect. The Fund’s 5% average cash position was also a headwind for performance.

The Small Cap Fund also continued to implement its long-term investment approach, as evidenced by the Small Cap Fund’s 24% turnover rate. During the fiscal year, eight new companies were added to the portfolio while seven companies were removed.

SMID CAP FUND PERFORMANCE REVIEW
The Conestoga SMid Cap Fund (Investors Class Shares) outperformed the Russell 2500 Growth Index (27.87% net of fees vs. 20.07%) and the Russell 2500 Index (27.87% net of fees vs. 17.79%) for the one year ended September 30, 2017, with most of the outperformance driven by stock selection effects. From a sector perspective, Health Care, Consumer Discretionary and Producer Durables were the largest contributors to performance while Technology was a slight detractor from relative results.

Within Health Care, stock selection was the largest contributor to relative returns. Positions in Align Technology, Inc. (ALGN) and Teleflex, Inc. (TFX) added significantly to outperformance. ALGN, the manufacturer of Invisalign clear aligners, continues to execute very well on its business plan. They have delivered significant upside to case volumes, revenue, and earnings per share (EPS). The company continues to support revenue and earnings growth through an R&D effort that has broadened the product lineup so that it now addresses more complex teeth straightening challenges. TFX, a leading global provider of medical technologies designed to improve the health and quality of people’s lives, has continued its growth trajectory with the recent acquisitions of Vascular Solutions, Inc. and NeoTract, Inc. The SMid Cap Fund also benefited from an underweight to the pharmaceuticals industry, which underperformed the benchmark over the fiscal year.

Relative performance in the Consumer Discretionary sector was aided by strong stock selection effects, with positions in Stamps.com, Inc. (STMP) and SiteOne Landscape Supply, Inc. (SITE) providing the largest positive contributions. STMP is the leading provider of internet-based mailing and shipping solutions. The company reported its 12th consecutive material EPS beat in the second quarter of 2017, while also raising full year earnings guidance by 7%. The stock advanced over 100% during the period. SITE is the largest distributor of supplies for residential and commercial landscape professionals. The performance was driven by better than expected earnings results and initial F17 guidance, as well as faster than expected pace of acquisitions year to date.

In Producer Durables, performance was driven by stock selection and allocation effects. High conviction positions in Graco, Inc. (GGG), Rollins, Inc. (ROL) and HEICO Corp. (HEI) provided the biggest benefits to relative results. The portfolio also benefited from its large overweight to the sector which was the strongest performer in the benchmark over the period.

The Technology sector was the largest detractor from relative returns during the period. A few names produced negative stock selection effects including SPS Commerce, Inc. (SPSC), NIC, Inc. (EGOV), Tyler Technologies, Inc. (TYL) and The Ultimate Software Group, Inc. (ULTI).

Sectors allocations added modestly to relative returns, with the portfolio’s overweighting to Producer Durables and Technology along with an underweighting to the Consumer Discretionary sectors having the most positive effects.

We have continued to demonstrate a long-term investment horizon. The SMid Cap Fund’s portfolio turnover was 24% during the fiscal year, as we added six new companies and removed four companies from the SMid Cap Fund’s holdings. The commonality of holdings between the SMid Cap Fund and the Small Cap Fund declined to approximately 55% from 60% over the course of the fiscal year. We expect that going forward, the SMid Cap Fund and Small Cap Fund will average between 50% and 60% commonality of holdings.

CONESTOGA CAPITAL ADVISORS FIRM UPDATE
Conestoga’s total assets under management were $2,552.8 million as of September 30, 2017. Total Small Cap Growth assets under management including the Small Cap Fund and separately managed accounts were $2,409.9 million. Total SMid Cap Growth assets under management including the SMid Cap Fund and separately managed accounts were $94.9 million.

With total Small Cap Growth assets of just over $2.4 billion as of September 30, 2017, Conestoga is nearing the capacity level where a “soft” close of our Small Cap Growth strategy may be appropriate. We continue to monitor flows and, if necessary, will provide an update on inflow limitations at year-end 2017 or in conjunction with the Fund’s updated prospectus at January 31, 2018.

As always, we appreciate your investment in the Conestoga Funds. We look forward to serving you in the years ahead.

Sincerely,

Robert M. Mitchell Managing Partner – Co-Portfolio Manager Small and SMid Cap Funds	Joseph F. Monahan Managing Partner – Co-Portfolio Manager Small and SMid Cap Funds

Derek S. Johnston Co-Portfolio Manager SMid Cap Fund

CONESTOGA SMALL CAP FUND - INSTITUTIONAL CLASS PERFORMANCE INFORMATION September 30, 2017 (Unaudited)

Comparison of the Change in Value of a $250,000
Investment in Conestoga Small Cap Fund – Institutional Class,
the Russell 2000® Index and the Russell 2000® Growth Index

Average Annual Total Returns for the Periods Ended September 30, 2017
	1 Year	3 Years	Since Inception (8/13/2014)
Conestoga Small Cap Fund - Institutional Class	30.43%	19.03%	16.44%
Russell 2000® Index	20.74%	12.18%	10.44%
Russell 2000® Growth Index	20.98%	12.17%	10.74%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership. The Russell 2000® Index is a common benchmark for mutual funds that identify themselves as “small-cap.” The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values.

CONESTOGA SMALL CAP FUND - INVESTORS CLASS PERFORMANCE INFORMATION September 30, 2017 (Unaudited)

Comparison of the Change in Value of a $10,000
Investment in Conestoga Small Cap Fund – Investors Class,
the Russell 2000® Index and the Russell 2000® Growth Index

Average Annual Total Returns for the Periods Ended September 30, 2017
	1 Year	3 Years	5 Years	10 Years	Since Inception (10/01/2002)
Conestoga Small Cap Fund - Investors Class	30.16%	18.78%	16.15%	10.60%	12.35%
Russell 2000® Index	20.74%	12.18%	13.79%	7.85%	11.25%
Russell 2000® Growth Index	20.98%	12.17%	14.28%	8.47%	11.68%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership. The Russell 2000® Index is a common benchmark for mutual funds that identity themselves as “small-cap.” The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values.

CONESTOGA SMID CAP FUND - INSTITUTIONAL CLASS PERFORMANCE INFORMATION September 30, 2017 (Unaudited)

Comparison of the Change in Value of a $250,000
Investment in Conestoga SMid Cap Fund – Institutional Class,
the Russell 2500® Index and the Russell 2500® Growth Index

Average Annual Total Returns for the Periods Ended September 30, 2017
	1 Year	Since Inception (12/15/2014)
Conestoga SMid Cap Fund - Institutional Class	28.13%	13.81%
Russell 2500® Index	17.79%	10.84%
Russell 2500® Growth Index	20.07%	11.22%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions. The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership. The Russell 2500® Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® companies with higher growth earning potential as defined by Russell’s leading style methodology.

CONESTOGA SMID CAP FUND - INVESTORS CLASS PERFORMANCE INFORMATION September 30, 2017 (Unaudited)

Comparison of the Changes in Value of a $10,000
Investment in Conestoga SMid Cap Fund – Investors Class,
the Russell 2500® Index and the Russell 2500® Growth Index

Average Annual Total Returns for the Periods Ended September 30, 2017
	1 Year	3 Years	Since Inception (1/21/2014)
Conestoga SMid Cap Fund - Investors Class	27.87%	13.34%	6.71%
Russell 2500® Index	17.79%	10.60%	8.38%
Russell 2500® Growth Index	20.07%	11.27%	8.56%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions. The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership. The Russell 2500® Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® companies with higher growth earning potential as defined by Russell’s leading style methodology.

CONESTOGA SMALL CAP FUND PORTFOLIO HOLDINGS September 30, 2017 (Unaudited)

Sector Diversification
(% of Net Assets)

Top Ten Equity Holdings
Security Description	% of Net Assets
Omnicell, Inc.	3.5%
Neogen Corporation	3.4%
Descartes Systems Group, Inc. (The)	3.1%
Cantel Medical Corporation	3.0%
WageWorks, Inc.	2.8%
Exponent, Inc.	2.8%
Rogers Corporation	2.8%
Fox Factory Holding Corporation	2.8%
Simpson Manufacturing Company, Inc.	2.7%
Ligand Pharmaceuticals, Inc.	2.7%

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS September 30, 2017
COMMON STOCKS — 98.5%	Shares	Value
Consumer Discretionary — 15.4%
Auto & Auto Parts — 2.0%
Dorman Products, Inc. (a)	363,649	$26,044,541

Consumer Services — 8.1%
Grand Canyon Education, Inc. (a)	328,000	29,788,960
HealthStream, Inc. (a)	935,642	21,865,954
Sotheby's (a)	508,000	23,423,880
Stamps.com, Inc. (a)	151,550	30,711,607
		105,790,401
Leisure — 2.8%
Fox Factory Holding Corporation (a)	846,275	36,474,453

Specialty Retail — 2.5%
SiteOne Landscape Supply, Inc. (a)	563,000	32,710,300

Consumer Staples — 4.3%
Food/Beverage & Tobacco — 2.6%
MGP Ingredients, Inc.	556,000	33,710,280

Personal Care/Drug & Grocery Stores — 1.7%
WD-40 Company	200,000	22,380,000

Energy — 1.0%
Non-Renewable Energy — 1.0%
Matador Resources Company (a)	504,306	13,691,908

Financial Services — 2.0%
Investment Banking & Brokerage Services — 2.0%
Westwood Holdings Group, Inc.	388,471	26,132,444

Health Care — 21.3%
Health Care Services — 7.0%
Medidata Solutions, Inc. (a)	365,100	28,499,706
National Research Corporation - Class A	247,923	9,346,697
National Research Corporation - Class B	132,973	7,189,850
Omnicell, Inc. (a)	905,750	46,238,538
		91,274,791
Medical Equipment & Services — 9.1%
Bio-Techne Corporation	120,000	14,506,800

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.5% (Continued)	Shares	Value
Health Care — 21.3% (Continued)
Medical Equipment & Services — 9.1% (Continued)
Cantel Medical Corporation	421,692	$39,710,736
LeMaitre Vascular, Inc.	560,699	20,981,356
Neogen Corporation (a)	568,600	44,043,756
		119,242,648
Pharmaceuticals & Biotech — 5.2%
Ligand Pharmaceuticals, Inc. (a)	258,225	35,157,334
Repligen Corporation (a)	870,000	33,338,400
		68,495,734
Materials & Processing — 9.9%
Building Materials & Services — 7.9%
AAON, Inc.	994,600	34,288,835
Simpson Manufacturing Company, Inc.	731,000	35,848,240
Trex Company, Inc. (a)	360,725	32,490,500
		102,627,575
Chemicals & Synthetics — 2.0%
Balchem Corporation	322,875	26,246,509

Producer Durables — 21.1%
Commercial Services — 9.5%
CoStar Group, Inc. (a)	40,000	10,730,000
Exponent, Inc.	503,500	37,208,650
Healthcare Services Group, Inc.	500,000	26,985,000
Rollins, Inc.	263,000	12,134,820
WageWorks, Inc. (a)	613,891	37,263,184
		124,321,654
Machinery — 4.1%
Douglas Dynamics, Inc.	351,985	13,868,209
John Bean Technologies Corporation	152,000	15,367,200
Proto Labs, Inc. (a)	309,725	24,870,917
		54,106,326
Scientific Instruments & Services — 7.5%
ESCO Technologies, Inc.	475,300	28,494,235
Mesa Laboratories, Inc. (b)	230,386	34,401,238
Sun Hydraulics Corporation	651,000	35,154,000
		98,049,473
Technology — 23.5%
Electronics — 3.9%
NVE Corporation	188,450	14,881,896
Rogers Corporation (a)	274,325	36,562,036
		51,443,932

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.5% (Continued)	Shares	Value
Technology — 23.5% (Continued)
Information Technology — 18.2%
ACI Worldwide, Inc. (a)	1,105,815	$25,190,466
Blackbaud, Inc.	370,000	32,486,000
BlackLine, Inc. (a)	384,700	13,125,964
Bottomline Technologies (de), Inc. (a)	1,015,000	32,307,450
Descartes Systems Group, Inc. (The) (a)	1,482,000	40,532,700
Exa Corporation (a) (b)	947,433	22,908,930
NIC, Inc.	1,252,600	21,482,090
PROS Holdings, Inc. (a)	1,028,000	24,805,640
SPS Commerce, Inc. (a)	200,800	11,387,368
Tyler Technologies, Inc. (a)	82,500	14,381,400
		238,608,008
Telecommunications — 1.4%
Vocera Communications, Inc. (a)	560,000	17,567,200

Total Investments at Value — 98.5% (Cost $798,549,228)		$1,288,918,177

Other Assets in Excess of Liabilities — 1.5%		19,751,960

Net Assets — 100.0%		$1,308,670,137

(a)	Non-income producing security.
(b)	The Fund owned 5% or more of the company’s outstanding voting shares thereby making the company an affiliated company as that term is defined in the Investment Company Act of 1940 (Note 5).
See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND PORTFOLIO HOLDINGS September 30, 2017 (Unaudited)

Sector Diversification
(% of Net Assets)

Top Ten Equity Holdings
Security Description	% of Net Assets
Bright Horizons Family Solutions, Inc.	3.3%
HEICO Corporation - Class A	3.3%
Omnicell, Inc.	3.1%
Rollins, Inc.	3.0%
Copart, Inc.	2.7%
Graco, Inc.	2.7%
WageWorks, Inc.	2.7%
Pool Corporation	2.5%
Align Technology, Inc.	2.5%
Guidewire Software, Inc.	2.5%

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS September 30, 2017
COMMON STOCKS — 94.1%	Shares	Value
Consumer Discretionary — 12.0%
Consumer Services — 6.3%
Bright Horizons Family Solutions, Inc. (a)	9,575	$825,461
HealthStream, Inc. (a)	11,800	275,766
Stamps.com, Inc. (a)	2,327	471,567
		1,572,794
Leisure — 4.2%
Polaris Industries, Inc.	3,905	408,580
Pool Corporation	5,900	638,203
		1,046,783
Specialty Retail — 1.5%
SiteOne Landscape Supply, Inc. (a)	6,600	383,460

Energy — 1.3%
Energy Equipment & Services — 1.3%
Core Laboratories N.V.	3,225	318,308

Financial Services — 3.4%
Consumer Finance & Credit Services — 1.6%
Jack Henry & Associates, Inc.	4,000	411,160

Insurance — 1.8%
Markel Corporation (a)	415	443,212

Health Care — 23.9%
Health Care Services — 5.0%
Medidata Solutions, Inc. (a)	6,180	482,411
Omnicell, Inc. (a)	15,200	775,960
		1,258,371
Medical Equipment & Services — 14.8%
Align Technology, Inc. (a)	3,420	637,043
Bio-Techne Corporation	4,025	486,582
Cantel Medical Corporation	5,925	557,957
IDEXX Laboratories, Inc. (a)	2,550	396,500
Neogen Corporation (a)	6,550	507,363
Teleflex, Inc.	2,400	580,728
West Pharmaceutical Services, Inc.	5,724	550,992
		3,717,165

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 94.1% (Continued)	Shares	Value
Health Care — 23.9% (Continued)
Pharmaceuticals & Biotech — 4.1%
Ligand Pharmaceuticals, Inc. (a)	3,425	$466,314
Repligen Corporation (a)	14,325	548,934
		1,015,248
Materials & Processing — 8.1%
Building Materials & Services — 6.7%
AAON, Inc.	13,525	466,274
Simpson Manufacturing Company, Inc.	7,065	346,467
Trex Company, Inc. (a)	4,775	430,084
Watsco, Inc.	2,725	438,916
		1,681,741
Chemicals & Synthetics — 1.4%
Balchem Corporation	4,275	347,515

Producer Durables — 27.0%
Commercial Services — 13.6%
Copart, Inc. (a)	19,975	686,541
CoStar Group, Inc. (a)	2,117	567,885
Exponent, Inc.	6,220	459,658
Healthcare Services Group, Inc.	4,650	250,960
Rollins, Inc.	16,550	763,617
WageWorks, Inc. (a)	11,150	676,805
		3,405,466
Machinery — 5.8%
Graco, Inc.	5,550	686,480
John Bean Technologies Corporation	4,650	470,115
Proto Labs, Inc. (a)	3,570	286,671
		1,443,266
Scientific Instruments & Services — 2.3%
A.O. Smith Corporation	5,950	353,609
Donaldson Company, Inc.	4,975	228,551
		582,160
Transportation & Freight — 5.3%
HEICO Corporation - Class A	10,787	821,969
Westinghouse Air Brake Technologies Corporation	6,740	510,555
		1,332,524

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 94.1% (Continued)	Shares	Value
Technology — 18.4%
Electronics — 2.6%
Cognex Corporation	1,825	$201,261
IPG Photonics Corporation (a)	2,357	436,186
		637,447
Information Technology — 15.8%
ACI Worldwide, Inc. (a)	14,300	325,754
ANSYS, Inc. (a)	4,750	582,967
Blackbaud, Inc.	6,866	602,835
Bottomline Technologies (de), Inc. (a)	9,225	293,632
Guidewire Software, Inc. (a)	8,000	622,880
NIC, Inc.	12,525	214,804
SPS Commerce, Inc. (a)	3,832	217,313
Tyler Technologies, Inc. (a)	3,435	598,789
Ultimate Software Group, Inc. (The) (a)	2,680	508,128
		3,967,102

Total Investments at Value — 94.1% (Cost $16,907,009)		$23,563,722

Other Assets in Excess of Liabilities — 5.9%		1,476,932

Net Assets — 100.0%		$25,040,654

(a)	Non-income producing security.
See accompanying notes to financial statements.

CONESTOGA FUNDS STATEMENTS OF ASSETS AND LIABILITIES September 30, 2017
	Conestoga Small Cap Fund	Conestoga SMid Cap Fund
ASSETS
Unaffiliated investments in securities:
At acquisition cost	$767,198,364	$16,907,009
At value (Note 2)	$1,231,608,009	$23,563,722
Affiliated investments, at value (Cost $31,350,864) (Note 5)	57,310,168	—
Cash	18,851,805	1,490,030
Receivable for capital shares sold	2,195,182	23,005
Dividends receivable	345,588	13
Other assets	42,203	13,144
Total assets	1,310,352,955	25,089,914

LIABILITIES
Payable for capital shares redeemed	578,355	3,926
Payable to Adviser (Note 4)	801,284	5,821
Accrued distribution fees (Note 4)	30,014	390
Payable to administrator (Note 4)	26,470	5,325
Other accrued expenses	246,695	33,798
Total liabilities	1,682,818	49,260

NET ASSETS	$1,308,670,137	$25,040,654

NET ASSETS CONSIST OF:
Paid-in capital	$754,697,065	$18,375,197
Accumulated net investment loss	(1,072,704)	(81,324)
Accumulated net realized gains from investment transactions	64,676,827	90,068
Net unrealized appreciation on investments	490,368,949	6,656,713
NET ASSETS	$1,308,670,137	$25,040,654

NET ASSET VALUE PER SHARE:
INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$606,998,988	$21,652,784
Institutional Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	12,070,627	1,691,183
Net asset value, offering price and redemption price per share (Note 2)	$50.29	$12.80
INVESTORS CLASS
Net assets applicable to Investors Class	$701,671,149	$3,387,870
Investors Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	14,048,702	266,535
Net asset value, offering price and redemption price per share (Note 2)	$49.95	$12.71

See accompanying notes to financial statements.

CONESTOGA FUNDS STATEMENTS OF OPERATIONS Year Ended September 30, 2017
	Conestoga Small Cap Fund	Conestoga SMid Cap Fund
INVESTMENT INCOME
Dividend income from unaffiliated investments	$6,102,786	$98,792
Dividend income from affiliated investments (Note 5)	138,469	—
Foreign withholding taxes on dividends	—	(1,027)
Total investment income	6,241,255	97,765

EXPENSES
Investment advisory fees (Note 4)	9,029,664	170,127
Shareholder Servicing Fees (Note 4)
Institutional Class	13,309	5,408
Investors Class	1,447,637	6,103
Federal tax	321,912	—
Distribution fees - Investors Class (Note 4)	289,533	1,220
Professional fees	173,319	108,433
Trustees' fees and expenses (Note 4)	251,173	25,635
Fund accounting fees (Note 4)	126,220	39,885
Transfer agent fees (Note 4)	142,673	12,755
Registration and filing fees	90,364	50,318
Custody and bank service fees	114,914	3,541
Postage and supplies	38,527	2,952
Insurance expense	30,529	686
Printing of shareholder reports	9,823	5,077
Administration fees (Note 4)	3,000	3,000
Other expenses	12,130	12,141
Total expenses	12,094,727	447,281
Federal tax reimbursed by the Adviser	(321,912)	—
Fee reductions and expense reimbursements by the Adviser (Note 4)	(1,584,843)	(248,335)
Net expenses	10,187,972	198,946

NET INVESTMENT LOSS	(3,946,717)	(101,181)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from unaffiliated investments	74,099,774	1,063,197
Net realized gains from affiliated investments (Note 5)	239,992	—
Net change in unrealized appreciation (depreciation) on unaffiliated investments	194,064,091	4,202,324
Net change in unrealized appreciation (depreciation) on affiliated investments (Note 5)	15,428,376	—
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	283,832,233	5,265,521

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$279,885,516	$5,164,340

See accompanying notes to financial statements.

CONESTOGA SMALL CAP FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2017	Year Ended September 30, 2016
FROM OPERATIONS
Net investment loss	$(3,946,717)	$(2,360,616)
Net realized gains from investments	74,339,766	19,478,549
Net change in unrealized appreciation (depreciation) on investments	209,492,467	105,479,205
Net increase in net assets resulting from operations	279,885,516	122,597,138

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net realized gains, Institutional Class	(3,928,421)	(3,801,751)
From net realized gains, Investors Class	(6,425,305)	(7,800,144)
Decrease in net assets from distributions to shareholders	(10,353,726)	(11,601,895)

CAPITAL SHARE TRANSACTIONS (Note 6)
Institutional Class
Proceeds from shares sold	249,655,601	138,351,076
Net asset value of shares issued in reinvestment of distributions to shareholders	3,040,712	2,389,764
Payments for shares redeemed	(65,482,609)	(30,511,333)
Net increase in Institutional Class net assets from capital share transactions	187,213,704	110,229,507

Investors Class
Proceeds from shares sold	183,742,417	219,384,654
Net asset value of shares issued in reinvestment of distributions to shareholders	5,761,943	7,122,140
Payments for shares redeemed	(158,754,158)	(218,179,463)
Net increase in Investors Class net assets from capital share transactions	30,750,202	8,327,331

TOTAL INCREASE IN NET ASSETS	487,495,696	229,552,081

NET ASSETS
Beginning of year	821,174,441	591,622,360
End of year	$1,308,670,137	$821,174,441

ACCUMULATED NET INVESTMENT LOSS	$(1,072,704)	$(2,655,269)

See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2017	Year Ended September 30, 2016
FROM OPERATIONS
Net investment loss	$(101,181)	$(113,862)
Net realized gains (losses) from investments	1,063,197	(657,946)
Net change in unrealized appreciation (depreciation) on investments	4,202,324	3,353,193
Net increase in net assets resulting from operations	5,164,340	2,581,385

CAPITAL SHARE TRANSACTIONS (Note 6)
Institutional Class
Proceeds from shares sold	3,983,927	2,116,078
Payments for shares redeemed	(3,335,288)	(4,688,317)
Net increase (decrease) in Institutional Class net assets from capital share transactions	648,639	(2,572,239)

Investors Class
Proceeds from shares sold	1,473,530	460,002
Payments for shares redeemed	(699,774)	(499,947)
Net increase (decrease) in Investors Class net assets from capital share transactions	773,756	(39,945)

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,586,735	(30,799)

NET ASSETS
Beginning of year	18,453,919	18,484,718
End of year	$25,040,654	$18,453,919

ACCUMULATED NET INVESTMENT LOSS	$(81,324)	$(92,973)

See accompanying notes to financial statements.

CONESTOGA SMALL CAP FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Year Ended Sept. 30, 2017		Year Ended Sept. 30, 2016		Year Ended Sept. 30, 2015	Period Ended Sept. 30, 2014(a)
Net asset value at beginning of period	$39.01		$33.55		$30.73	$32.18

Income (loss) from investment operations:
Net investment loss	(0.12	)(b)	(0.07	)(b)	(0.09)	(0.01)
Net realized and unrealized gains (losses) on investments	11.88		6.20		2.91	(1.44)
Total from investment operations	11.76		6.13		2.82	(1.45)

Less distributions from net realized gains	(0.48)		(0.67)		—	—

Net asset value at end of period	$50.29		$39.01		$33.55	$30.73

Total return (c)	30.43%		18.44%		9.18%	(4.51	%)(d)

Net assets at end of period (000's)	$606,999		$301,413		$155,067	$43,355

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.02%		1.10%		1.09%	1.09	%(e)
Ratio of net expenses to average net assets (f)	0.90%		0.90%		0.90%	0.90	%(e)
Ratio of net investment loss to average net assets (f)	(0.28%)		(0.21%)		(0.25%)	(0.20	%)(e)
Portfolio turnover rate	24%		24%		12%	18	%(d)

(a)	For the period August 13, 2014 (commencement of operations) through September 30, 2014.
(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
See accompanying notes to financial statements.

CONESTOGA SMALL CAP FUND INVESTORS CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year:
	Year Ended Sept. 30, 2017		Year Ended Sept. 30, 2016		Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013
Net asset value at beginning of year	$38.83		$33.47		$30.72	$33.59	$24.90

Income (loss) from investment operations:
Net investment loss	(0.20	)(a)	(0.14	)(a)	(0.13)	(0.22)	(0.02)
Net realized and unrealized gains (losses) on investments	11.80		6.17		2.88	(2.02)	8.83
Total from investment operations	11.60		6.03		2.75	(2.24)	8.81

Less distributions from net realized gains	(0.48)		(0.67)		—	(0.63)	(0.12)

Net asset value at end of year	$49.95		$38.83		$33.47	$30.72	$33.59

Total return (b)	30.16%		18.18%		8.95%	(6.96%)	35.59%

Net assets at end of year (000's)	$701,671		$519,761		$436,556	$618,488	$548,979

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.34%		1.30%		1.30%	1.24%	1.21%
Ratio of net expenses to average net assets (c)	1.10%		1.10%		1.10%	1.10%	1.10%
Ratio of net investment loss to average net assets (c)	(0.48%)		(0.41%)		(0.37%)	(0.64%)	(0.09%)
Portfolio turnover rate	24%		24%		12%	18%	15%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Year Ended Sept. 30, 2017		Year Ended Sept. 30, 2016		Period Ended Sept. 30, 2015(a)
Net asset value at beginning of period	$9.99		$8.69		$8.92

Income (loss) from investment operations:
Net investment loss	(0.05	)(b)	(0.06	)(b)	(0.05)
Net realized and unrealized gains (losses) on investments	2.86		1.36		(0.18)
Total from investment operations	2.81		1.30		(0.23)

Net asset value at end of period	$12.80		$9.99		$8.69

Total return (c)	28.13%		14.96%		(2.58	%)(d)

Net assets at end of period (000's)	$21,653		$16,471		$16,706

Ratios/supplementary data:
Ratio of total expenses to average net assets	2.11%		1.90%		1.72	%(e)
Ratio of net expenses to average net assets (f)	0.96	%(g)	1.10%		1.10	%(e)
Ratio of net investment loss to average net assets (f)	(0.47%)		(0.60%)		(0.63	%)(e)
Portfolio turnover rate	24%		21%		13	%(d)

(a)	For the period December 15, 2014 (commencement of operations) through September 30, 2015.
(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
(g)
Effective January 31, 2017, the Adviser agreed to reduce its advisory fees and reimburse other expenses in order to limit annual operating expenses to 0.90% of the average daily net assets allocable to Institutional Class Shares. Prior to January 31, 2017, the expense limitation had been 1.10%.

See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND INVESTORS CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Year Ended Sept. 30, 2017		Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Period Ended Sept. 30, 2014(a)
Net asset value at beginning of period	$9.94		$8.67	$8.73	$10.00

Income (loss) from investment operations:
Net investment loss (b)	(0.08)		(0.07)	(0.07)	(0.06)
Net realized and unrealized gains (losses) on investments	2.85		1.34	0.01 (c)	(1.21)
Total from investment operations	2.77		1.27	(0.06)	(1.27)

Net asset value at end of period	$12.71		$9.94	$8.67	$8.73

Total return (d)	27.87%		14.65%	(0.69%)	(12.70	%)(e)

Net assets at end of period (000's)	$3,388		$1,983	$1,779	$2,786

Ratios/supplementary data:
Ratio of total expenses to average net assets	3.04%		2.10%	2.25%	6.58	%(f)
Ratio of net expenses to average net assets (g)	1.20	%(h)	1.35%	1.35%	1.35	%(f)
Ratio of net investment loss to average net assets (g)	(0.73%)		(0.85%)	(0.77%)	(0.89	%)(f)
Portfolio turnover rate	24%		21%	13%	10	%(e)

(a)	For the period January 21, 2014 (commencement of operations) through September 30, 2014.
(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(c)
The amount of net realized and unrealized gains (losses) on investments on a per share basis does not accord with the amounts presented in the Statement of Operations due to the timing of subscriptions and redemptions in relation to fluctuating market values during the period.

(d)
Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(e)	Not annualized.
(f)	Annualized.
(g)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
(h)
Effective January 31, 2017, the Adviser agreed to reduce its advisory fees and reimburse other expenses in order to limit annual operating expenses to 1.15% of the average daily net assets allocable to Investors Class Shares. Prior to January 31, 2017, the expense limitation had been 1.35%.

See accompanying notes to financial statements.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2017

1. Organization

Conestoga Funds (the “Trust”) was organized as a Delaware statutory trust on February 5, 2002. The Trust consists of two series, the Conestoga Small Cap Fund (the “Small Cap Fund”) and the Conestoga SMid Cap Fund (the “SMid Cap Fund”, and together with the Small Cap Fund, the “Funds,” each a “Fund”). The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund’s investment objective is to achieve long-term growth of capital. Each Fund currently offers two classes of shares, Institutional Class and Investors Class. The Small Cap Fund’s Investors Class commenced operations on October 1, 2002. The Small Cap Fund’s Institutional Class commenced operations on August 13, 2014. The SMid Cap Fund’s Investors Class commenced operations on January 21, 2014. The SMid Cap Fund’s Institutional Class commenced operations on December 15, 2014.

Each Fund’s two classes of shares represent interests in the same portfolio of investments and have the same rights, but the share classes differ primarily in the expenses to which they are subject and have differing investment minimums. Institutional Class shares are sold without any sales loads or distribution fees but are subject to a shareholder servicing fee of up to 0.10% of the average daily net assets allocable to Institutional Class shares and require a $250,000 initial investment, whereas Investors Class shares are sold without any sales loads, but are subject to a distribution fee of up to 0.25% and a shareholder servicing fee of up to 0.25% of the average daily net assets allocable to Investors Class shares and require a $2,500 initial investment. The Board of Trustees of the Trust (the “Board”) has determined to limit the distribution fees paid by Investors Class shares of each Fund to 0.05% of the average daily net assets allocable to Investors Class shares through September 30, 2017.

2. Significant Accounting Policies

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X, which impact financial statement presentation, particularly the presentation of derivative investments. The Funds have updated disclosure in these financial statements to reflect the amendments, which were effective August 1, 2017.

The following is a summary of the Funds’ significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange, Inc. (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Funds

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

value their listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted bid price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other assets at fair value, as determined in good faith by and under the supervision of the Trust’s officers, in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate each Fund’s net asset value (“NAV”) may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2017:

Conestoga Small Cap Fund	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$1,288,918,177	$—	$—	$1,288,918,177
Total	$1,288,918,177	$—	$—	$1,288,918,177

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Conestoga SMid Cap Fund	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$23,563,722	$—	$—	$23,563,722
Total	$23,563,722	$—	$—	$23,563,722

Refer to each Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. As of September 30, 2017, the Funds did not have any transfers between Levels. In addition, the Funds did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of September 30, 2017. It is the Funds’ policy to recognize transfers between Levels at the end of the reporting period.

Share valuation – The NAV per share of each class of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of each Fund is equal to the NAV per share of such class.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated between the Funds based on the relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Distributions to shareholders – The Funds distribute to shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders by the Small Cap Fund during the years ended September 30, 2017 and 2016 was long-term capital gains. There were no distributions paid by the SMid Cap Fund during the years ended September 30, 2017 and 2016.

Allocation between Classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of a Fund based upon its proportionate share of total net assets of that Fund. Class-specific

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

expenses are charged directly to the class incurring the expense. Common expenses that are not attributable to a specific class are allocated daily to each class of shares of a Fund based upon its proportionate share of total net assets.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2017:

	Small Cap Fund	SMid Cap Fund
Tax cost of portfolio investments	$799,685,252	$16,907,009
Gross unrealized appreciation	$495,498,834	$7,062,460
Gross unrealized depreciation	(6,265,909)	(405,747)
Net unrealized appreciation	489,232,925	6,656,713
Undistributed long-term gains	65,812,851	90,068
Accumulated capital and other losses	(1,072,704)	(81,324)
Distributable earnings	$553,973,072	$6,665,457

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for the Small Cap Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

During the year ended September 30, 2017, the SMid Cap Fund utilized $124,154 and $97,398 of short-term and long-term capital loss carryforwards, respectively, to offset current year realized gains.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Net qualified late year ordinary losses incurred after December 31, 2016 are deemed to arise on the first day of a Fund’s next taxable year. For the year ended September 30, 2017, the Funds intend to defer the following losses to October 1, 2017 for income tax purposes:

Late-Year Ordinary Losses
Small Cap Fund	$1,072,704
SMid Cap Fund	81,324

For the year ended September 30, 2017, the following reclassifications were made on the Statements of Assets and Liabilities for the Funds as a result of permanent differences in the recognition of gains or losses under income tax regulations and GAAP:

	Small Cap Fund	SMid Cap Fund
Paid-in capital	$—	$(22,804)
Accumulated net investment loss	5,529,282	112,830
Accumulated net realized gains from investment transactions	(5,529,282)	(90,026)

Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, had no effect on each Fund’s net assets or NAV per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed the Funds’ tax positions for all open tax periods (periods ended September 30, 2014 through September 30, 2017) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended September 30, 2017, the cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $429,273,520 and $232,612,223, respectively, for the Small Cap Fund and $4,753,915 and $4,859,328, respectively, for the SMid Cap Fund.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT
The Small Cap Fund has entered into an Investment Advisory Agreement with Conestoga Capital Advisors, LLC (the “Adviser”) to provide supervision and assistance in overall management services to the Small Cap Fund. For these services, the Small Cap Fund pays the Adviser a fee, calculated daily and payable monthly, equal to an annual rate of 0.90% of its average daily net assets. The Adviser has contractually agreed to limit the Small Cap Fund’s net annual operating expenses (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions and interest) to 1.10% (for the Investors Class) and 0.90% (for the Institutional Class) of average daily net assets until at least January 31, 2018. During the year ended September 30, 2017, the Adviser reduced its fees from the Small Cap Fund by $807,120 and reimbursed other operating expenses of $777,723 under this arrangement. In addition, if at any point during the two fiscal years following the end of the fiscal year in which the Adviser reduced its fees and/or made expense reimbursements, it becomes unnecessary for the Adviser to reduce its fees or make expense reimbursements, the Adviser may recapture any of its prior fee reductions or expense reimbursements to the extent such recapture does not cause the Fund’s total annual operating expenses to exceed the applicable expense limitation that was in effect at the time of the fee reduction or expense reimbursement. Amounts recoverable are set forth in the table below.

	September 30, 2018	September 30, 2019	Total
Small Cap Fund	$1,405,998	$1,584,843	$2,990,841

During the year ended September 30, 2017, the Adviser did not recover any previously reimbursed expenses from the Small Cap Fund. Additionally, during the year ended September 30, 2017, the Adviser reimbursed the Fund for federal taxes paid of $321,912. This expense reimbursement is not recoverable by the Adviser.

The SMid Cap Fund has entered into an Investment Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the SMid Cap Fund. For these services, the SMid Cap Fund pays the Adviser a fee, calculated daily and payable monthly, equal to an annual rate of 0.85% of its average daily net assets. Effective January 31, 2017, the Adviser has contractually agreed to limit the SMid Cap Fund’s net annual operating expenses (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions and interest) to 1.15% (for the Investors Class) and 0.90% (for the Institutional Class) of average daily net assets until at least January 31, 2018. Prior to January 31, 2017, this expense limitation had been 1.35% and 1.10% for Investors Class shares and Institutional Class shares, respectively. During the year ended September 30, 2017, the Adviser did not collect any of its advisory fees from the SMid Cap Fund and reimbursed other expenses totaling $78,208 under this arrangement. In

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

addition, if at any point during the two fiscal years following the end of the fiscal year in which the Adviser reduced its fees and/or made expense reimbursements, it becomes unnecessary for the Adviser to reduce its fees or make expense reimbursements, the Adviser may recapture any of its prior fee reductions or expense reimbursements to the extent such recapture does not cause the Fund’s total annual operating expenses to exceed the applicable expense limitation that was in effect at the time of the fee reduction or expense reimbursement. Amounts recoverable are set forth in the table below.

	September 30, 2018	September 30, 2019	Total
SMid Cap Fund	$145,410	$248,335	$393,745

During the year ended September 30, 2017, the Adviser did not recover any previously reimbursed expenses from the SMid Cap Fund.

The Trust, on behalf of each Fund, has adopted a distribution plan (the “Distribution Plan”), pursuant to Rule 12b-1 under the 1940 Act, which permits each Fund to pay certain expenses associated with the distribution of Investors Class shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Funds. The Distribution Plan provides that each Fund may reimburse the Distributor for distribution and shareholder servicing expenses incurred by the Distributor not exceeding, on an annual basis, 0.25% of the average daily net assets allocable to Investors Class shares. The Board has determined to limit the distribution fees paid by Investors Class shares of each Fund to an annual rate of 0.05% of the average daily net assets allocable to Investors Class shares through at least September 30, 2017. For the year ended September 30, 2017, Investors Class shares of the Small Cap Fund and the SMid Cap Fund incurred fees of $289,533 and $1,220, respectively, under the Distribution Plan.

The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan, under which each Fund may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers (agents). Each Fund may pay a fee at an annual rate of up to 0.25% of the average daily net assets allocable to the Investors Class shares and 0.10% of the average daily net assets allocable to the Institutional Class shares through at least September 30, 2017. During the year ended September 30, 2017, Institutional Class shares and Investors Class shares of the Small Cap Fund incurred fees of $13,309 and $1,447,637, respectively, under the Shareholder Servicing Plan. During the year ended September 30, 2017, Institutional Class shares and Investors Class shares of the SMid Cap Fund incurred fees of $5,408 and $6,103, respectively, under the Shareholder Servicing Plan.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

OTHER SERVICE PROVIDERS
Ultimus Fund Solutions, LLC (“Ultimus”) provides fund accounting, compliance, transfer agency and certain administration services to the Funds. Each Fund pays Ultimus fees in accordance with the agreements for such services. In addition, each Fund pays out-of-pocket expenses including but not limited to postage, supplies and costs of pricing its portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to each Fund. The Distributor is a wholly-owned subsidiary of Ultimus.

Certain officers of the Trust are also officers of Ultimus and/or the Distributor. An employee of Ultimus serves as the Trust’s Anti-Money Laundering Officer.

TRUSTEE COMPENSATION
Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives from the Trust a quarterly retainer of $5,750; a fee of $5,750 for each in-person meeting attended (except that such fee is $9,575 for the Lead Independent Trustee and the Chairman of the Audit Committee); and 50% of such meeting fee for telephonic meetings attended. Trustees affiliated with the Adviser are not compensated by the Trust for their services.

PRINCIPAL HOLDERS OF FUND SHARES
As of September 30, 2017, the following shareholders owned of record 5% or more of the outstanding shares of each class of each Fund:

NAME OF RECORD OWNER	% Ownership
Conestoga Small Cap Fund - Institutional Class
National Financial Services LLC (for the benefit of its customers)	29%
Charles Schwab & Company, Inc. (for the benefit of its customers)	18%
Conestoga Small Cap Fund - Investors Class
Charles Schwab & Company, Inc. (for the benefit of its customers)	34%
National Financial Services LLC (for the benefit of its customers)	9%
Conestoga SMid Cap Fund - Institutional Class
Charles Schwab & Company, Inc. (for the benefit of its customers)	79%
Conestoga SMid Cap Fund - Investors Class
National Financial Services LLC (for the benefit of its customers)	43%
David Lawson	9%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Affiliated Issuers

A company is considered an affiliate of a Fund under the 1940 Act if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. As of September 30, 2017, the Small Cap Fund owns 6.35% and 6.23% of the outstanding voting shares of Exa Corporation and Mesa Laboratories, Inc, respectively. Further information on these holdings for the year ended September 30, 2017 appears below:

	Exa Corporation	Mesa Laboratories, Inc.	Total
Percentage of Outstanding Voting Shares Owned	6.35%	6.23%
Shares at Beginning of Year	788,398	211,386
Shares Purchased During the Year	159,035	33,500
Shares Sold During the Year	—	(14,500)
Shares at End of Year	947,433	230,386
Market Value at Beginning of Year	$12,653,788	$24,174,103	$36,827,891
Cost of Purchases During the Year	2,380,389	4,453,375	6,833,764
Cost of Sales During the Year	—	(1,779,863)	(1,779,863)
Change in Unrealized Appreciation (Depreciation)	7,874,753	7,553,623	15,428,376
Market Value at End of Year	$22,908,930	$34,401,238	$57,310,168
Net Realized Gains During the Year	$—	$239,992	$239,992
Dividend Income Earned During the Year	$—	$138,469	$138,469

6. Capital Share Activity

The following table summarizes the capital share activity in Institutional Class shares of the Small Cap Fund:

	For the Year Ended September 30, 2017		For the Year Ended September 30, 2016
	Shares	Value	Shares	Value
Issued	5,785,338	$249,655,601	3,888,527	$138,351,076
Reinvested	75,228	3,040,712	66,125	2,389,764
Redeemed	(1,515,625)	(65,482,609)	(850,809)	(30,511,333)
Total Increase	4,344,941	$187,213,704	3,103,843	$110,229,507

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following table summarizes the capital share activity in Investors Class shares of the Small Cap Fund:

	For the Year Ended September 30, 2017		For the Year Ended September 30, 2016
	Shares	Value	Shares	Value
Issued	4,241,338	$183,742,417	6,296,005	$219,384,654
Reinvested	143,261	5,761,943	197,618	7,122,140
Redeemed	(3,720,256)	(158,754,158)	(6,154,106)	(218,179,463)
Total Increase	664,343	$30,750,202	339,517	$8,327,331

The following table summarizes the capital share activity in Institutional Class shares of the SMid Cap Fund:

	For the Year Ended September 30, 2017		For the Year Ended September 30, 2016
	Shares	Value	Shares	Value
Issued	339,363	$3,983,927	232,231	$2,116,078
Redeemed	(297,233)	(3,335,288)	(505,732)	(4,688,317)
Total Increase (Decrease)	42,130	$648,639	(273,501)	$(2,572,239)

The following table summarizes the capital share activity in Investors Class shares of the SMid Cap Fund:

	For the Year Ended September 30, 2017		For the Year Ended September 30, 2016
	Shares	Value	Shares	Value
Issued	126,364	$1,473,530	53,472	$460,002
Redeemed	(59,280)	(699,774)	(59,238)	(499,947)
Total Increase (Decrease)	67,084	$773,756	(5,766)	$(39,945)

7. Sector Risk

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact a particular sector. As of September 30, 2017, the Small Cap Fund had 23.5% of the value of its net assets invested in stocks

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

within the Technology sector and the SMid Cap Fund had 27.0% and 23.9%, respectively, of the value of its net assets invested in stocks within the Producer Durables and Health Care sectors.

8. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

9. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

CONESTOGA FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Conestoga Funds
and the Shareholders of Conestoga Small Cap Fund
and Conestoga SMid Cap Fund

We have audited the accompanying statements of assets and liabilities of Conestoga Small Cap Fund and Conestoga SMid Cap Fund, each a series of shares of beneficial interest in Conestoga Funds (the “Funds”), including the schedules of investments, as of September 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or period presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Conestoga Small Cap Fund and Conestoga SMid Cap Fund as of September 30, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years or period presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 22, 2017

CONESTOGA FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees, Rule 12b-1 distribution fees (if applicable), shareholder servicing fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (April 1, 2017) and held until the end of the period (September 30, 2017).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

CONESTOGA FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

Conestoga Small Cap Fund	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Net Expense Ratio(a)	Expenses Paid During Period(b)
Institutional Class
Based on Actual Fund Return	$1,000.00	$1,193.10	0.90%	$4.95
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.56	0.90%	$4.56
Investors Class
Based on Actual Fund Return	$1,000.00	$1,191.80	1.10%	$6.04
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.55	1.10%	$5.57

Conestoga SMid Cap Fund	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Net Expense Ratio(a)	Expenses Paid During Period(b)
Institutional Class
Based on Actual Fund Return	$1,000.00	$1,170.00	0.90%	$4.90
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.56	0.90%	$4.56
Investors Class
Based on Actual Fund Return	$1,000.00	$1,169.30	1.15%	$6.25
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.30	1.15%	$5.82

(a)	Annualized, based on the Fund's most recent one-half year expenses.
(b)	Expenses are equal to the Funds' annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

CONESTOGA FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-494-2755, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-494-2755, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-494-2755. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions made by the Funds during the fiscal year ended September 30, 2017. The Small Cap Fund intends to designate up to a maximum amount of $10,353,726 as a long-term capital gain distribution.

CONESTOGA FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The business and affairs of the Funds are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the trustees and executive officers of the Trust are set forth below.

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee[3]
Independent Trustees [4]:
William B. Blundin (1939)	Trustee	Since 2002	Chairman and CEO, Bransford Investment Partners, LLC (private asset management) since 1997.	2	None
Nicholas J. Kovich (1956)	Trustee	Since 2002	Managing Director, Beach Investment Counsel, since 2011; President and Chief Executive Officer, Kovich Capital Management (private asset management) since 2001.	2	None
James G. Logue (1956)	Trustee	Since 2013	Shareholder, McCausland Keen & Buckman (attorneys at law) since 1991.	2	None
Richard E. Ten Haken (1934)	Trustee	Since 2002	Chairman and President, Ten Haken & Associates, Inc.(financial management consulting).	2	None
John G. O’Brien (1941)	Trustee	Since 2014	Managing Director, Prairie Capital Management[5] since 2001.	2	None

CONESTOGA FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee[3]
Interested Trustees [4]:
William C. Martindale, Jr.[6] (1942)	Chairman of the Board, CEO & Trustee	Chairman since 2011, CEO since 2010 & Trustee since 2002	Managing Partner, Co-Founder and Chief Investment Officer of Conestoga Capital Advisors, LLC from 2001 to 2014.	2	None
Robert M. Mitchell[6] (1969)	Trustee & Treasurer	Trustee since 2011 & Treasurer since 2002	Managing Partner, Co-Founder and Portfolio Manager since 2001 and Chief Investment Officer since 2014 of Conestoga Capital Advisors, LLC.	2	None

CONESTOGA FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Funds; Term of Office and Length of Time Served[1]	Principal Occupation During Past Five Years
Executive Officers:
Duane R. D’Orazio (1972)	Secretary since 2002; Chief Compliance Officer since 2004	Managing Partner and Co-Founder of Conestoga Capital Advisors, LLC since 2001 and Chief Compliance Officer of Conestoga Capital Advisors, LLC since 2007.
Mark S. Clewett (1968)	Senior Vice President since 2006	Director of Institutional Sales and Client Service of Conestoga Capital Advisors, LLC since 2006.
Joseph F. Monahan (1959)	Senior Vice President since 2009	Managing Partner, Portfolio Manager and Research Analyst of Conestoga Capital Advisors, LLC since 2008.
Michelle L. Patterson (1976)	Vice President since 2003	Partner of Conestoga Capital Advisors, LLC since 2003; Operations and Marketing Analyst since 2001.
Alida Bakker-Castorano (1960)	Vice President since 2011	Partner since 2013 and Operations Manager and Performance Analyst of Conestoga Capital Advisors, LLC since 2011.
Jennifer L. Leamer (1976)	Assistant Treasurer since 2016	Since 2014, Vice President, Mutual Fund Controller and Business Analyst from 2007 to 2014 of Ultimus Fund Solutions, LLC.

CONESTOGA FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Funds; Term of Office and Length of Time Served[1]	Principal Occupation During Past Five Years
Executive Officers (Continued):
Daniel D. Bauer (1977)	Assistant Secretary since 2016	Since 2015, Assistant Mutual Fund Controller; Fund Accounting Manager from 2012 to 2015; and Senior Fund Accountant from 2011 to 2012 of Ultimus Fund Solutions, LLC.
Stephen L. Preston (1966)	Assistant Vice President and Anti- Money Laundering Officer since 2016	Since 2011, Vice President and Chief Compliance Officer of Ultimus Fund Distributors, LLC and Assistant Vice President of Ultimus Fund Solutions, LLC.

[1]
There is no defined term of office for service as a Trustee or Officer. Each Trustee and Officer serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

[2]	The “Fund Complex” consists of the Funds.
[3]
Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., “public companies"), or other investment companies registered under the 1940 Act.

[4]	Each Trustee may be contacted by writing to the Trustee, c/o Conestoga Funds, CrossPoint at Valley Forge, 550 E. Swedesford Road, Suite 120 East, Wayne, PA 19087.
[5]
Prairie Capital Management, LLC is an investment adviser registered under the Investment Advisers Act of 1940, as amended, which has investments in the Conestoga Funds. Prairie Capital Management, LLC is a subsidiary of UMB Bank, N.A., the Funds’ custodian.

[6]
Mr. Mitchell is deemed to be an “interested person” of the Trust by reason of his position as Managing Partner of Conestoga Capital Advisors, LLC. Mr. Martindale is deemed to be an “interested person” of the Trust by reason of his ownership of nonvoting stock of Conestoga Capital Advisors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-494-2755.

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Interested Trustees

William C. Martindale, Jr., Chairman
Robert M. Mitchell	Independent Registered Public
Accounting Firm
Independent Trustees
BBD, LLP
William B. Blundin	1835 Market Street 26th Floor
Nicholas J. Kovich	Philadelphia, PA 19103
James G. Logue
John G. O’Brien	Legal Counsel
Richard E. Ten Haken
Drinker Biddle & Reath LLP
Investment Adviser	One Logan Square Suite 2000
Philadelphia, PA 19103
Conestoga Capital Advisors, LLC
CrossPoint at Valley Forge	Conestoga Funds’ Officers
550 E. Swedesford Road, Suite 120 East
Wayne, PA 19087	William C. Martindale, Jr., CEO
Duane R. D’Orazio, Secretary, Chief
Dividend Paying Agent,	Compliance Officer
Shareholders’ Servicing Agent,	Robert M. Mitchell, Treasurer
Transfer Agent	Mark S. Clewett, Senior Vice President
Joseph F. Monahan, Senior Vice President
Ultimus Fund Solutions, LLC	Michelle L. Patterson, Vice President
425 Pictoria Drive, Suite 450	Alida Bakker-Castorano, Vice President
Cincinnati, OH 45246	Jennifer L. Leamer, Assistant Treasurer
Daniel D. Bauer, Assistant Treasurer
Custodian	Stephen L. Preston, Assistant Vice President
and Anti-Money Laundering Officer
UMB Bank, NA
928 Grand Blvd.
Kansas City, MO 64106

Distributor

Ultimus Fund Distributors, LLC
425 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report is provided for the general information of the shareholders of the Conestoga Small Cap and SMid Cap Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Nicholas J. Kovich. Mr. Kovich is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $26,000 and $26,000 with respect to the registrant’s fiscal years ended September 30, 2017 and 2016, respectively.

(b)
Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $4,000 and $4,000 with respect to the registrant’s fiscal years ended September 30, 2017 and 2016, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
With respect to the fiscal years ended September 30, 2017 and 2016, aggregate non-audit fees of $4,000 and $4,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Conestoga Funds

By (Signature and Title)*		/s/ William C. Martindale Jr.
William C. Martindale Jr., Chief Executive Officer

Date	December 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ William C. Martindale Jr.
William C. Martindale Jr., Chief Executive Officer

Date	December 6, 2017

By (Signature and Title)*		/s/ Robert M. Mitchell
Robert M. Mitchell, Treasurer and Principal Accounting Officer

Date	December 6, 2017

*	Print the name and title of each signing officer under his or her signature.